UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   June 18, 2013

HORMEL FOODS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-2402	41-0319970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Hormel Place

Austin, MN  55912

(Address of Principal Executive Office)

Registrant’s telephone number, including area code:  (507) 437-5611

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – OTHER EVENTS

Item 8.01 Other Events

On June 18, 2013, the Company issued a press release to provide revised earnings guidance for fiscal year 2013.  The text of the press release follows:

HORMEL LOWERS OUTLOOK FOR FISCAL 2013

“Austin, Minn., June 18, 2013 – Hormel Foods Corporation (NYSE: HRL), a multinational marketer of consumer-branded meat and food products, today lowered its full year guidance range for fiscal 2013 from $1.93 - $2.03 per share to $1.88 - $1.96 per share.

‘Lower than expected results in our pork operations, higher input costs and softer sales of our retail products in our Refrigerated Foods segment are the primary reason for the expected shortfall in our second half results,’ said Jeffrey M. Ettinger, chairman of the board, president and chief executive officer.

‘We remain very bullish about our future earnings potential. We will provide more details regarding the outlook during our Investor Day on June 26, 2013,’ Ettinger concluded.

About Hormel Foods

Hormel Foods Corporation, based in Austin, Minn., is a multinational manufacturer and marketer of consumer-branded food and meat products, many of which are among the best known and trusted in the food industry. The company leverages its extensive expertise, innovation and high competencies in pork and turkey processing and marketing to bring branded, value-added products to the global marketplace. The company is a member of the Standard & Poor’s (S&P) 500 Index, S&P Dividend Aristocrats for 2012, Maplecroft Climate Innovation Indexes, Global 1000 Sustainable Performance Leaders and was again named one of “The 100 Best Corporate Citizens” by Corporate Responsibility Magazine for the fifth year in a row. Hormel Foods debuted on the G.I. Jobs magazine list of America’s Top 100 Military Friendly Employers in 2012. The company enjoys a strong reputation among consumers, retail grocers, foodservice and industrial customers for products highly regarded for quality, taste, nutrition, convenience and value. For more information, visit http://www.hormelfoods.com.

FORWARD-LOOKING STATEMENTS

This news release contains forward-looking information based on management’s current views and assumptions. Actual events may differ materially. Please refer to the cautionary statement regarding Forward-Looking Statements and Risk Factors that appear on pages 31-38 in the company’s Form 10-Q for the quarter ended April 28, 2013, filed on June 7, 2013, which can be accessed at www.hormelfoods.com under ‘Investors-SEC Filings’.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HORMEL FOODS CORPORATION
(Registrant)

Dated: June 18, 2013	By	/s/J. H. FERAGEN
J. H. FERAGEN
Executive Vice President and Chief Financial Officer

Dated: June 18, 2013	By	/s/R. G. GENTZLER
R. G. GENTZLER
Vice President and Treasurer